Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of MultiCell Technologies, Inc. (the "Company") on Form 10-KSB for the fiscal year ended November 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Stephen Chang, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

	Dated	March 15, 2007
	By:	/s/ Stephen Chang, Ph.D.
	Name:	Stephen Chang, Ph.D.
	Title:	Chief Executive Officer